SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 12, 2008, Sigma-Aldrich issued a press release announcing its fourth quarter operating results for the period ended December 31, 2007. This press release is furnished as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On February 12, 2008, the Registrant issued a press release regarding the financial outlook for the fourth quarter ending December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued February 12, 2008 - SIGMA-ALDRICH (NASDAQ: SIAL) ANNUAL SALES SURPASS $2 BILLION MARK. Q4 2007 SALES INCREASE 14.6%. Q4 2007 DILUTED EPS UP 20.8% TO $.64. 2008 DILUTED EPS GUIDANCE UP 7.7% - 12.0% TO $2.52 - $2.62 PER SHARE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2008

SIGMA-ALDRICH CORPORATION

	By:	/s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued February 12, 2008 - SIGMA-ALDRICH (NASDAQ: SIAL) ANNUAL SALES SURPASS $2 BILLION MARK. Q4 2007 SALES INCREASE 14.6%. Q4 2007 DILUTED EPS UP 20.8% TO $.64. 2008 DILUTED EPS GUIDANCE UP 7.7% - 12.0% TO $2.52 - $2.62 PER SHARE.

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